MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED JANUARY 3, 2014 TO

PROSPECTUS DATED JULY 31, 2013

1.	The following replaces the portfolio manager information for William Blair & Company, L.L.C. in the Multi-Manager International Equity Fund “FUND SUMMARIES—Portfolio Managers” table on page 18 of the Prospectus:

	Title	Portfolio Manager of Fund since:
William Blair & Company, L.L.C.
Simon Fennell	Partner, Co-Portfolio Manager	May 2013
Jeffrey Urbina, CFA	Partner, Co-Portfolio Manager	May 2013

2.	The following replaces the sub-adviser information for William Blair & Company, L.L.C. under “FUND MANAGEMENT—MULTI-MANAGER INTERNATIONAL EQUITY FUND” on page 42 of the Prospectus:

WILLIAM BLAIR & COMPANY, L.L.C. (“WILLIAM BLAIR”). William Blair has managed a portion of the Fund since March 2008. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606 and was founded in 1935. As of June 30, 2013, William Blair had assets under management of approximately $52.8 billion. Simone Fennell and Jeffrey Urbina, CFA, each a Partner at William Blair, are co-portfolio managers and have managed the portion of the Fund’s assets sub-advised by William Blair since May 2013. Since joining the firm in 2011, Mr. Fennell previously served as a TMT Research Analyst. Prior to joining William Blair, Mr. Fennell spent almost 14 years with Goldman Sachs where he most was recently a Managing Director in the Equities division. Mr. Urbina, who joined William Blair in 1996, oversees International Small Cap and Emerging Markets strategy and research. The William Blair team uses a bottom-up, fundamental approach to selecting stocks, investing in companies that possess a durable business franchise and sustainable competitive advantage.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMF SPT (1/14)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN MULTI-MANAGER FUNDS

SUPPLEMENT DATED JANUARY 3, 2014 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2013

1.	The following replaces the ownership and control information for William Blair & Company, L.L.C. (“William Blair”) under the section entitled “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN—Investment Sub-Advisers” on page 55 of the SAI:

William Blair

William Blair is 100% owned by WB Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn is controlled by the Executive Committee. The Executive Committee consists of John R. Ettelson, Brent W. Gledhill, Richard P. Kiphart, John C. Moore, Arthur Simon and Michelle Seitz.

2.	The following replaces the information for William Blair & Company, L.L.C. (“William Blair”) under the Multi-Manager International Equity Fund in the table under the section entitled “PORTFOLIO MANAGERS” on page 68 of the SAI:

Multi-Manager International Equity Fund	William Blair
Simon Fennell Jeffrey Urbina, CFA

3.	The following replaces the information for William Blair & Company, L.L.C. under the section entitled “PORTFOLIO MANAGERS—Accounts Managed by the Portfolio Managers—Multi-Manager International Equity Fund” beginning on page 83 of the SAI:

William Blair

The table below discloses the accounts within each type of category listed below for which Simon Fennell was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2013.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses the accounts within each type of category listed below for which Jeffrey Urbina, CFA was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2013.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	5	$2,033.0	0	$0
Other Pooled Investment Vehicles:	10	$2,924.0	0	$0
Other Accounts:	21	$4,133.0	0	$0

4.	The following information replaces the information for William Blair & Company, L.L.C. under the section entitled “PORTFOLIO MANAGERS – Portfolio Manager Compensation Structure – Sub-Advisers – Multi-Manager International Equity Fund” beginning on page 130 of the SAI:

William Blair

The compensation of William Blair’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” The co-portfolio managers, Simon Fennell and Jeffrey Urbina, CFA, are partners of William Blair and have compensation consisting of a fixed base salary, a share of the firm’s profits, and a discretionary bonus. Non-partner portfolio managers’ compensation consists of a fixed base salary and discretionary bonus. The discretionary bonus as well as any potential changes to the principals’ ownership stakes is determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and is based entirely on qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients.

Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

5.	The following replaces the information for William Blair & Company, L.L.C. under the section entitled “PORTFOLIO MANAGERS—Disclosure of Securities Ownership” on page 139 of the SAI:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
William Blair
Simon Fennell	Multi-Manager International Equity Fund	$0
Jeffrey Urbina, CFA	Multi-Manager International Equity Fund	$0